SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 April 14, 2003
                                 --------------
                                 Date of Report
                        (Date of earliest event reported)




                            MEMBERWORKS INCORPORATED
                            ------------------------
             (Exact name of registrant as specified in its charter)





     DELAWARE                          0-21527                 06-1276882
-------------------------        --------------------     ---------------------
(State of Incorporation)      (Commission File Number)     (I.R.S. Employer
                                                           Identification No.)




                               680 Washington Blvd
                           Stamford, Connecticut 06901
                         -----------------------------
                    (Address of principal executive offices,
                               including zip code)



                                 (203) 324-7635
                                 --------------
                         (Registrant's telephone number,
                              including area code)



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                            MEMBERWORKS INCORPORATED


Item 5. Other Events.

On April 14, 2003, MemberWorks, Incorporated issued a press providing additional financial details and scheduling the fiscal 2003 third quarter conference call, a copy of which is filed hereto as Exhibit 99.


Item 7. Financial Statements and Exhibits.

(c)  Exhibits
     99 Press Release dated April 14, 2003.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             MEMBERWORKS INCORPORATED
                                             (Registrant)


Date:  April 14, 2003                        By:   /s/ Gary A. Johnson
                                                   --------------------
                                                  Gary A. Johnson, President and
                                                  Chief Executive Officer


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